99.1     Press Release dated as of May 20, 2003.

[COMPANY LOGO]

                             FOR IMMEDIATE RELEASE


                 U.S. ENERGY SYSTEMS ANNOUNCES PROFITABLE FIRST
                         QUARTER 2003 FINANCIAL RESULTS


White Plains, NY, May 20, 2003 - U.S. Energy Systems, Inc. (Nasdaq: USEY), a provider of customer-focused energy solutions, announced financial results for the first quarter ended March 31, 2003.

Consolidated revenues totaled $11,977,000 for the first quarter ended March 31, 2003, an increase of 21% when compared with the prior year period in 2002. Revenue increases were due to higher sales volume in its core energy outsourcing businesses. Consolidated net income was $1,020,000 in the first quarter ended 2003, as compared with net loss of ($7,029,000) in the prior year period. Earnings per fully diluted share were $0.06 in the first quarter 2003, compared with earnings per fully diluted share of ($0.59) a year earlier.

Earnings generated from core operations (which include US Energy Biogas Corp., USE Canada Energy Corp., and Scandinavian Energy Finance, Ltd.) were $1,251,000 in the first quarter ended March 31, 2003. Net income from core operations was not fully comparable to the prior year period due to the consolidation of Scandinavian Energy Finance, Ltd. in March 2003. However, core operating earnings continue their upward trend from 2002

Goran Mornhed, President and Chief Executive Officer of U.S. Energy, stated, "We have made significant progress in our quest to become a more streamlined and efficient organization that is reflected in the increasing share of revenue and profitability coming from our core operations in the first quarter. Over the last year, we have strengthened our corporate governance through a restructuring of our board of directors and the implementation of new policies as a result of the Sarbanes-Oxley Act."

"While our core business profitability continues to improve, we are evaluating strategic alternatives for increasing our capital resources and shareholder value," Mr. Mornhed said.

                               ~Tables To Follow~
About U.S. Energy Systems, Inc.
U.S. Energy Systems, Inc., based in White Plains, NY, is a customer-focused provider of energy outsourcing services for large retail customers, including industrial, commercial and institutional end users. USEY owns, operates and/or financed 35 energy projects in North America and Western Europe, totaling the equivalent of 264 megawatts and using combined heat and power (CHP) technology and renewable fuels. U.S. Energy Systems has formed a number of strategic business partnerships with leading companies, including Cinergy Solutions, a subsidiary of Cinergy Corp. (NYSE: CIN), which is a strategic investor and joint venture partner, and Arthur J. Gallagher & Co. (NYSE: AJG), an international insurance brokerage company (www.usenergysystems.com).

------------------------------------------------------- ------------------------
For more information contact:
------------------------------------------------------- ------------------------
Investor Relations Department
------------------------------------------------------- ------------------------
U.S. Energy Systems, Inc.
------------------------------------------------------- ------------------------
One North Lexington Ave
------------------------------------------------------- ------------------------
White Plains, New York 10601
------------------------------------------------------- ------------------------
914-993-6443
------------------------------------------------------- ------------------------
Info@usenergysystems.com
------------------------------------------------------- ------------------------

Certain matters discussed in this press release are forward-looking statements, and certain important factors may affect the Company's actual results and could cause actual results to differ materially from any forward-looking statements made in this release, or which are otherwise made by or on behalf of the Company. Such factors include, but are not limited to, changes in market conditions, the inability to commence planned projects in a timely manner, the impact of competition, the ability to complete acquisitions, risks associated with acquisitions, as well as other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including U.S. Energy's Annual Report on Form 10-KSB for the year ended December 31, 2002. We do not undertake to update any of the information set forth in this press release.

                                       ###

 U.S. Energy Systems, Inc. And Subsidiaries
                      Consolidated Statements Of Operations
                    (in Thousands, except Earning per Share)

                                                                                  Three Months Ended
                                                                         -------------------------------------
                                                                           March 31, 2003      March 31, 2002
                                                                             (Unaudited)         (Unaudited)
                                                                         -----------------    ----------------
Revenues............................................................             $ 11,977           $ 9,880
                                                                         -----------------    ----------------
Costs and Expenses:
     Operating Expenses.............................................                6,273             6,103
     General and Administrative Expenses............................                1,627             1,722
     Operating, General and Administrative-Non-recurring............                    -            10,234
     Depreciation and Amortization..................................                1,182             1,318
     Loss (gain) from Joint Ventures................................                    -               (15)
                                                                         -----------------    ----------------
Total Costs and Expenses............................................                9,082            19,362
                                                                         -----------------    ----------------
Income (Loss) From Operations.......................................                2,895            (9,482)
Interest Income.....................................................                  337               395
Interest Expense....................................................               (2,223)           (2,270)
Dividend Income.....................................................                   20                 -
Minority Interest...................................................                 (496)               17
                                                                         -----------------    ----------------
Income (loss) before Taxes..........................................                  533           (11,340)
Income Tax Benefit..................................................                  487             5,065
                                                                         -----------------    ----------------
Income Before Cumulative Effect of Accounting Changes...............                1,020            (6,275)
Cumulative effect of Accounting change on years prior to 2002
   (Net of Income Tax of $546,000)..................................                    -              (754)
                                                                         -----------------    ----------------
Net Income (Loss)...................................................                1,020            (7,029)

Dividends on Preferred Stock........................................                 (209)             (205)
                                                                         -----------------    ----------------
Income (Loss) Per applicable to common stock........................               $  811           $(7,234)
                                                                         =================    ================
Income (Loss) per share of common stock:
     Income (Loss) per Share of Common Stock - Basic................               $  .07          $  (0.59)
                                                                         =================    ================
     Income (Loss) per Share of Common Stock - Diluted..............               $  .06          $  (0.59)
                                                                         =================    ================
     Weighted Average Number of Common Stock Outstanding - Basic....           11,950,163        12,174,775
                                                                         =================    ================
     Weighted Average Number of Common Stock Outstanding - Diluted..           17,115,089        12,174,775
                                                                         =================    ================
Other Comprehensive Income (Loss), Net of Tax
     Net  Income (Loss).............................................              $ 1,020           $(7,029)
     Foreign Currency Translation Adjustment........................                  (85)               29
                                                                         -----------------    ----------------
Total Comprehensive  Income (Loss)..................................              $   935           $(7,000)
                                                                         =================    ================

 U.S. Energy Systems, Inc. And Subsidiaries
                      Consolidated Statements Of Operations
                    (in Thousands, except Earning per Share)


                                                                       Three Months Ended March 31, 2003
                                                                  Core Operations    Corporate   Consolidated
                                                                    (Unaudited)     (Unaudited)   (Unaudited)


                Revenues...................................................$11,214         $763        $11,977
                                                                  ----------------- ------------ --------------
                Costs and Expenses:
                     Operating Expenses......................................6,086          187          6,273
                     General and Administrative Expenses.....................1,028          559          1,627
                     Depreciation and Amortization...........................1,065          117          1,182
                     Loss (gain) from Joint Ventures.........................    -            -              -
                                                                  ----------------- ------------ --------------
                Total Costs and Expenses.....................................8,179          903          9,082
                                                                  ----------------- ------------ --------------
                Income (Loss) From Operations................................3,035         (140)          2,895
                                                                  ----------------- ------------ --------------
                Interest Income................................................333            4            337
                Interest Expense...........................................(2,176)         (47)        (2,223)
                Dividend Income..................................................-           20             20
                Minority Interest............................................(496)            -          (496)
                                                                  ----------------- ------------ --------------
                Income (loss) before Taxes.....................................696        (163)            533
                Income Tax Benefit.............................................555         (68)            487
                                                                  ----------------- ------------ --------------
                Net Income (Loss)...........................................$1,251      $ (231)        $ 1,020
                                                                  ================= ============ ==============
